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                                                                   EXHIBIT 10.14

                      DATED           20 MAY           1999
                      -------------------------------------







                                 STUART M WALLIS

                                      -AND-

                            PROTEUS INTERNATIONAL PLC







                                   OPTION DEED

















                                 CAMERON MCKENNA
                                   MITRE HOUSE
                              160 ALDERSGATE STREET
                                 LONDON EC1A 4DD



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THIS DEED is made this 20th day of May 1999 between

(1) STUART M WALLIS of Briarwood, Nightingales Lane, Chalfont St Giles, Buckinghamshire HD8 4SR ("MR WALLIS"); and

(2) PROTEUS INTERNATIONAL PLC of Beechfield House, Lyme Green Business Park, Macclesfield, Cheshire SK11 0JL (the "COMPANY").

NOW THIS DEED WITNESSES AS FOLLOWS

Definitions

In this Deed the following words and phrases have the following meanings:-

"Auditors"          the auditors for the time being of the Company (acting as
                    experts and not as arbitrators);

"Board" the Board of Directors from time to time of the Company or a duly authorised committee thereof;

"Connected Person"  in relation to an individual means his spouse, child, stepchild or remoter issue;

"Consultancy"       any contract for the provision of services by Mr Wallis to any Member of the Group;

"Control"           has the same meaning as in Section 840 of the Income and
                    Corporate Taxes Act 1988;

"Date of Grant"     means the "Effective Date" as defined in the merger
                    agreement of even date herewith between the Company, Therapeutic Antibodies, Inc. and PI Merger Sub Inc.;

"Deed " this Deed as amended in accordance with its provisions by the Board or by the Company in General Meeting;

"Exercise Price"    39.5 pence per Share in respect of each and every exercise;

"Family Trust"      a trust (whether arising under a settlement, declaration of trust, testamentary disposition or on an intestacy)

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                    under which no immediate beneficial interest in the shares in question is for the time being or may in future be vested in any person other than the member or former member establishing the trust or a Connected Person of that member or former member;

"Group"             the Company and its Subsidiaries from time to time;

"London Stock
Exchange"           the London Stock Exchange Limited;

"Member of the
Group" the Company or any one of its Subsidiaries from time to time;

"Merger Agreement"  the agreement of even date herewith between the Company,
                    Therapeutic Antibodies, Inc and PI Merger Sub Inc;

"Option" the right to acquire Shares in accordance with this Deed to the extent that it has neither lapsed nor been exercised;

"Share" a fully paid ordinary share of 2p in the capital of the Company;

"Subsidiary"        a company which is both under the Control of the Company and is a subsidiary undertaking of the Company (within the meaning of Section 736 of the Companies Act 1985).

Where the context so admits the singular shall include the plural and vice versa and the masculine gender shall include the feminine. Any reference to a statutory provision is to be construed as a reference to that provision as for the time being amended or re-enacted.

1.   Grant of Option

1.1 On the Merger Agreement becoming effective the arrangements set out in the Schedule to a Consultancy Agreement between Stuart Wallis and Therapeutic Antibodies (UK) Limited dated 8th August 1998 shall terminate with immediate effect.

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1.2  Subject to:

     (a)  the Merger Agreement becoming effective; and

     (b) the obtaining of the relevant authority under section 80 of that Act and the consent of the Company's shareholders in general meeting being obtained to the disapplication of section 89 of the Companies Act 1985 as regards the Option; and

     the Company grants an Option to Mr Wallis to acquire 4.5% of such number of Shares as shall be in issue upon the Merger Agreement becoming effective including those Shares to be issued as consideration for the merger but excluding any Shares to be issued pursuant to the placing agreement of even date herewith entered into between WestLB Panmure Limited and the Company at the Exercise Price.

     2.   Assignability of Option

     The Option may not be assigned transferred charged or otherwise dealt with by Mr Wallis except that Mr Wallis may assign or transfer the Option to a Connected Person or a Family Trust.

     3.   Exercise of Options

     3.1 Save as otherwise provided in this Deed the Option shall be exercisable (provided it has not lapsed) once during each of:

          (a) the period of ninety days commencing on and including 31st December 2001; and,

          (b) the period of ninety days commencing on and including 31st December 2002.

3.2 The Option shall lapse and cease to be exercisable upon the earliest to happen of the following:-

     (a) the first anniversary of the date of death of Mr Wallis, if Mr Wallis dies after 31 December 2001;

     (b) the date upon which Mr Wallis ceases to hold any Consultancy with a Member of the Group by reason of dishonesty or fraud on the part of Mr Wallis;

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     (c)  if the Consultancy is terminated by Mr Wallis for any reason before
          31st December 2001;

     (d)  the expiry of any of the periods mentioned in Clause 6;

     (e) immediately following any exercise that takes place on or after 31st December 2002;

     (f) where an order is made disqualifying Mr Wallis from acting as a company director;

     (g) where Mr Wallis is made bankrupt or has a receiving order made against him or enters into a voluntary arrangement with his creditors;

     (h) the commission by Mr Wallis of any criminal offence (other than a road traffic offence).

4.   Effect of Exercise of Option

4.1 On the first exercise of the Option, the maximum number of Shares which Mr Wallis shall become entitled to acquire shall be calculated by reference to the Relevant Percentage determined in accordance with the Appendix and shall be subject to any further adjustment required pursuant to the provisions of Clause 4.3.

4.2 On any second exercise of the Option, the number of Shares Mr Wallis shall be entitled to receive shall be calculated in accordance with Clause 4.1 above, provided that the maximum number of Shares which can be acquired on any second exercise shall not exceed the total number of Shares under Option less the Shares acquired as a result of the first exercise of the Option adjusted in accordance with Clause 4.3.

4.3 In the event that the Company is required to account for Secondary Class I national insurance contributions in respect of any exercise of the Option, the maximum number of Shares which Mr Wallis is entitled to acquire pursuant to Clause 4.1 or 4.2 above shall be adjusted so that the total value of Shares (as derived from the Daily Official List of the London Stock Exchange on the date of allotment of such Shares) acquired by Mr Wallis together with any Secondary Class 1 National Insurance Contributions in respect thereof shall not exceed the total value of Shares (derived as aforesaid) which Mr Wallis would otherwise have acquired on exercise.

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5.   Manner of exercise of Option

5.1 The Option shall be exercised by Mr Wallis lodging with the Secretary of the Company at its registered office (or otherwise as may be notified to Mr Wallis from time to time):-

     (i) a notice in such form as the Board may from time to time prescribe, which in any event shall set out the calculation made in accordance with Clause 4 and the number of Shares to be acquired by Mr Wallis.

     (ii) payment (in such manner as the Board shall direct) of the amount of the Exercise Price per Share to be acquired by Mr Wallis pursuant to exercise of the Option;

     and the date of exercise of the Option shall be: (a) in the case of an exercise pursuant to Clause 6, the date of receipt by the Company of such notice and payment, (b) in the case of exercise pursuant to Clause 3.1(a), 31st December 2001, and (c), in the case of an Option exercised pursuant to Clause 3.1(b), 31st December 2002.

5.2 The Board shall within thirty days of the receipt of notice exercising the Option either cause the Company to allot and issue or arrange for the transfer of the relevant Shares to Mr Wallis and send or cause to be sent to Mr Wallis or his nominee (as the case may be) a share certificate (or other evidence of title) for the Shares in respect of which the Option is exercised.

5.3 Shares issued pursuant to this Deed will rank pari passu in all respects with the Shares then already in issue except that they will not rank for any dividend or other distribution of the Company paid or made by reference to a record date (being the date on which entitlement to a dividend or distribution is fixed by reference to the Company's register of members) falling prior to the date of exercise of the Option pursuant to Clause 5.1.

5.4 The Company shall as soon as is practicable after any exercise of the Option apply to the London Stock Exchange for the permission for the Shares to be issued pursuant to the exercise of the Option to be admitted to the London Stock Exchange Daily Official List, or apply for the listing of those Shares on any other stock exchange on which the Shares are listed.

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5.5  The Company shall maintain sufficient issued and/or unissued share capital to satisfy an exercise of the Option.

5.6 The Option may not be exercised, released or surrendered at a time when such exercise release or surrender would not be in accordance with the "Model Code for Securities Transactions by Directors of Listed Companies" issued by the Stock Exchange as amended from time to time and the exercise period of ninety days referred to in Clauses 3.1(a) and 3.1(b) above shall commence on the day after the last day on which exercise is not permitted pursuant to the Model Code.

5.7 The Company may make such provision for and take such action as it considers necessary or expedient (acting reasonably) for the withholding or payment of any statutory deductions for which Mr Wallis or the Company or any Member of the Group is accountable and which the Company or any Member of the Group is obliged to make, wherever those taxes are imposed, provided that those taxes arise in respect of the grant or exercise of rights over, issue, or transfer of Shares pursuant to this Deed, and the action by the Company shall include (but not be limited to) the withholding and/or sale of Shares from any issue or transfer of Shares under this Deed and application of the proceeds in payment of such statutory deductions until Mr Wallis reimburses the Company for the amounts of any such taxes (excluding interest or penalties) for which the Company, the Member of the Group or Mr Wallis is properly accountable.

6.   Takeovers and Liquidations

6.1  If any person obtains Control of the Company as a result of making:-

     (a) a general offer to acquire the whole of the issued share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

     (b) a general offer to acquire all the shares in the Company which are of the same class as the Shares;

     or otherwise then the Option may be exercised within three months of the time when the person making the offer has obtained Control of the Company and any condition subject to which the offer is made has been satisfied.

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6.2  If under Section 425 of the Companies Act 1985 the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, or if an arrangement having similar effect in any other jurisdiction comes into force, the Option may be exercised within three months of the Court sanctioning the compromise or arrangement, or the arrangement coming into force.

6.3 If any person becomes bound or entitled to acquire shares in the Company under Sections 428 to 430F of the said Act of 1985, or under an equivalent provision in any other jurisdiction, the Option may be exercised at any time when that person remains so bound or entitled.

6.4 If the Company passes a resolution for voluntary winding up the Option may be exercised within three months of the passing of the resolution, or the arrangement coming into force.

6.5 The exercise of the Option pursuant to the preceding provisions of this Clause 6 shall be subject to the provisions of Clauses 4 and 5 above.

6.6 The Option shall lapse if it shall not have been exercised by the expiry of any time limit for exercise set out in this Clause 6, whichever shall expire first.

7.   Additional Rights

7.1 This Deed shall not form part of any contract for services between any Member of the Group and Mr Wallis and the rights and obligations of Mr Wallis under the terms of his Consultancy with any Member of the Group shall not be affected by his participation in this Deed or any right which he may have to participate therein.

7.2 Each Member of the Group shall be entirely free to conduct its business affairs as it sees fit without regard to any consequences under, upon or in relation to this Deed or the Option or Mr Wallis.

8.   Administration and Amendment

8.1 The terms of this Deed shall be administered under the direction of the Board who may at any time and from time to time by resolution and without other formality amend or augment the terms of this Deed in any respect provided that:-

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     (a)  no amendment shall operate to affect adversely in any way any rights already acquired by Mr Wallis, without the consent of Mr Wallis;

     (b) no amendment may be made to the advantage of Mr Wallis except with the prior approval of the Company in General Meeting except for minor amendments to benefit the administration of the Deed and amendments to obtain and maintain favourable tax, exchange control or regulatory treatment for Mr Wallis or for any Member of the Group.

8.2 The Board shall determine any matter relating to the interpretation of this Deed (including the rectification of errors or mistakes or procedure or otherwise), provided that in the event of a dispute, the matter shall be referred to independent accountants acceptable to the Company and Mr Wallis, acting as experts and not as arbitrators, and their decision as to the matter referred, as well as to the costs of the determination, shall be final.

8.3 The provisions of the Company's Articles of Association for the time being with regard to the service of notices shall apply mutatis mutandis to any notices to be given by the Company hereunder.

8.4 The Board shall be entitled to authorise any person to execute on behalf of Mr Wallis, at the request of Mr Wallis, any document relating to this Option, in so far as such document is required to be executed pursuant hereto.

This Deed (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this agreement or its formation) shall be governed by and construed in accordance with English law.




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                                    APPENDIX

RELEVANT PERCENTAGE CALCULATION

The Relevant Percentage shall be determined on any date of exercise by comparing the Share Growth Return ("SGR") (calculated in accordance with this Appendix) obtained by holders of Shares since the Date of Grant with the SGR obtained over the same period by holders of shares in the other companies set out or referred to in this Appendix (in each case with SGR and x calculated according to this Appendix).

The Share Growth Return ("SGR") for any company (including the Company) shall be calculated over the relevant period, being the period from the Date of Grant to the date of exercise of an Option.. It assumes the purchase by a shareholder of a share in that company on the Date of Grant and it comprises any increase or decrease in the share price of a share (including a Share) over that period. The Comparator Group means all companies in the FTSE Smallcap Index other than investments trusts.

1.   CALCULATION OF SGR OF COMPARATOR GROUP

     (a) On the Date of Grant, the shareholders shall be assumed to have purchased one share (the "Notional Shareholding") in each member of the Comparator Group. The performance of each share shall be calculated over the Period from the Date of Grant until the date of exercise. On the Date of Grant, a shareholder in the Company shall be assumed to have purchased one Share in the Company.

     (b) The purchase price of the Company's Share for this purpose shall be the Exercise Price.

     (c) On the date of exercise an average shall be taken of the daily prices of the shares of each of the constituents of the Comparator Group and the Share during the 30 calendar day period ending on that date and such amount shall be deemed to be the sale price of a share for each company in the Comparator Group and the Company.

     (d) SGR for each company comprised in the Comparator Group and the Company will be calculated according to the formula:

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                             End Value - Start Value
                             -----------------------
                                   Start Value

               where Start Value is the value of each company in the Comparator Group (including the Company) at the Date of Grant; and

               End Value is the value of each company in the Comparator Group (including the Company) at the date of exercise.

               and expressed as a percentage.

2.   COMPILATION OF RANKING BY SGR

     As soon as practicable following the date of exercise the SGR of each member of the Comparator Group and the Company will be determined in accordance with paragraph 1 above and ranked in accordance with their SGR with the company having the highest SGR being listed as number 1 and the company with the lowest having the highest number. In addition, the first and second quartile positions in the list will be highlighted, as will the position of the Company within the Comparator Group list. The first quartile will comprise the companies ranked 1 to
      x
     --
      4.

     The second quartile will comprise the companies ranked 1 to
      x           x
     -- . + 1 to -- .
      4           2

     x is the number of companies in the Comparator Group and fractions will be ignored.

3.   DETERMINATION OF RELEVANT PERCENTAGE

              The Relevant Percentage shall be determined in accordance with the table set out below.

-------------------------------------------------------------------------------
RANKING OF THE COMPANY                                     RELEVANT PERCENTAGE
-------------------------------------------------------------------------------
outside first and second quartiles                                     0
-------------------------------------------------------------------------------
In second quartile
                                                                      (x)
                                Between 0, where the Company ranks at --- and
                                                                      (2)
                                                               (x)
                                99% where the Company ranks at --- , increasing
                                                              (4)
                                on a straight line basis between those
                                positions
-------------------------------------------------------------------------------
In first quartile                                                    100%
-------------------------------------------------------------------------------

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4. TREATMENT OF CHANGES WITHIN THE COMPARATOR GROUP

     (a) In the event that a company in the Comparator Group ceases to trade, is acquired by another company or is for other reasons suspended from dealing on the London Stock Exchange it shall be deleted from the list.

     (b) On any, scrip issue, discounted open offer, sub-division, consolidation or rights issue or any other event or circumstance of like effect occurring during the Measurement Period, prices subsequent to the event shall be restated as calculated by Hemmington-Scott.

     (c) An appropriate adjustment shall be made for any merger, take-over or other change in capital. Any price adjusted to take account of capital changes shall be calculated by Hemmington-Scott.

Executed as a deed by                 )
STUART M WALLIS                       )
in the presence of:                   )






Executed as a deed by                )
PROTEUS INTERNATIONAL PLC            )
in the presence of:                  )


                                      Director

                                      Director/Secretary


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